EXHIBIT 99.4

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP.  THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP. TRADING DESK AT 206-554-2450, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

WaMu Mortgage Pass-Through Certificates
Series 2005-AR12 Group 1
Mortgage Loans
Preliminary Collateral Information As of 08/01/05

TOTAL CURRENT BALANCE	$638,600,348
TOTAL ORIGINAL BALANCE	$639,078,313

NUMBER OF LOANS	985

			Minimum		Maximum
AVG CURRENT BALANCE	$648,325		$245,232		$1,500,000
AVG ORIGNAL BALANCE	$648,810		$359,900		$1,500,000

WAVG GROSS COUPON	5.19%		3.98%		6.63%
WAVG GROSS MARGIN	2.62%		2.05%		3.45%
WAVG MAX INT RATE	10.20%		8.98%		11.63%

WAVG CURRENT LTV	66.03%		8.00%		84.00%

WAVG FICO SCORE	743		628		816

WAVG MONTHS TO ROLL	60	months	47	months	60	months

WAVG ORIGINAL TERM	360	months	360	months	360	months
WAVG REMAINING TERM	360	months	347	months	360	months
WAVG SEASONING	0	months	0	months	13	months

TOP STATE CONC	CA(65.70%),CT(5.31%),NY(5.25%)
MAXIMUM CA ZIPCODE	1.21%

FIRST PAY DATE			August 1,2004		September 1,2005

RATE CHANGE DATE			July 1,2009		August 1,2010

MATURE DATE			July 1,2034		August 1,2035

PRODUCT	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
5/1 CMT	27	$15,034,428	2.35%
5/1 I/O CMT	744	491,523,946	76.97
5/1 I/O LIBOR	190	119,354,232	18.69
5/1 LIBOR	24	12,687,742	1.99
Total	985	$638,600,348	100.00%

CURRENT BALANCE ($)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
200,001—300,000	2	$533,232	0.08%
300,001—400,000	101	38,803,253	6.08
400,001—500,000	268	121,371,143	19.01
500,001—600,000	200	111,041,055	17.39
600,001—700,000	126	81,382,915	12.74
700,001—800,000	75	56,594,310	8.86
800,001—900,000	52	44,247,399	6.93
900,001—1,000,000	65	63,604,599	9.96
1,000,001—1,100,000	20	21,445,350	3.36
1,100,001—1,200,000	24	27,919,390	4.37
1,200,001—1,300,000	16	20,166,500	3.16
1,300,001—1,400,000	14	18,820,200	2.95
1,400,001—1,500,000	22	32,671,000	5.12
Total	985	$638,600,348	100.00%

GROSS COUPON (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 4.000	1	$430,000	0.07%
4.001—4.250	5	3,178,928	0.50
4.251—4.500	15	8,773,560	1.37
4.501—4.750	30	19,498,693	3.05
4.751—5.000	189	124,629,436	19.52
5.001—5.250	411	266,595,908	41.75
5.251—5.500	288	186,386,099	29.19
5.501—5.750	35	23,230,724	3.64
5.751—6.000	9	4,812,000	0.75
6.001 >=	2	1,065,000	0.17
Total	985	$638,600,348	100.00%

GROSS MARGIN (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2.001—2.250	211	$129,947,624	20.35%
2.251—2.500	7	5,053,350	0.79
2.501—2.750	733	482,207,034	75.51
2.751—3.000	33	20,936,340	3.28
3.251—3.500	1	456,000	0.07
Total	985	$638,600,348	100.00%

MAX INT RATE (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 9.000	1	$430,000	0.07%
9.001—9.250	5	3,178,928	0.50
9.251—9.500	15	8,773,560	1.37
9.501—9.750	30	19,464,693	3.05
9.751—10.000	189	124,943,204	19.57
10.001—10.250	406	263,060,908	41.19
10.251—10.500	287	185,681,099	29.08
10.501—10.750	40	26,945,724	4.22
10.751—11.000	10	5,057,232	0.79
11.001 >=	2	1,065,000	0.17
Total	985	$638,600,348	100.00%

FIRST RATE CAP(%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
5	985	$638,600,348	100.00%
Total	985	$638,600,348	100.00%

PERIODIC RATE CAP(%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2	985	$638,600,348	100.00%
Total	985	$638,600,348	100.00%

ORIGINAL TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
360	985	$638,600,348	100.00%
Total	985	$638,600,348	100.00%

REMAINING TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
341—350	2	$931,321	0.15%
351—360	983	637,669,027	99.85
Total	985	$638,600,348	100.00%

SEASONING (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 0	666	$431,131,566	67.51%
1—6	315	205,045,597	32.11
7—12	3	2,177,953	0.34
13 >=	1	245,232	0.04
Total	985	$638,600,348	100.00%

NEXT RATE RESET (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
47	1	$245,232	0.04%
49	1	686,088	0.11
51	1	557,865	0.09
53	1	934,000	0.15
54	4	2,841,050	0.44
55	2	1,017,555	0.16
56	5	3,940,094	0.62
57	7	3,349,903	0.52
58	15	10,428,572	1.63
59	282	183,468,423	28.73
60	666	431,131,566	67.51
Total	985	$638,600,348	100.00%

CURRENT LTV (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 20	4	$2,932,000	0.46%
21—25	6	3,604,500	0.56
26—30	6	5,715,000	0.89
31—35	19	12,600,700	1.97
36—40	18	11,059,900	1.73
41—45	29	20,086,808	3.15
46—50	33	20,911,970	3.27
51—55	59	38,677,246	6.06
56—60	83	58,394,153	9.14
61—65	104	74,563,569	11.68
66—70	158	116,510,935	18.24
71—75	205	128,498,805	20.12
76—80	260	144,624,762	22.65
81—85	1	420,000	0.07
Total	985	$638,600,348	100.00%

FICO SCORE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
620—639	1	$385,000	0.06%
640—659	6	2,949,900	0.46
660—679	7	4,155,650	0.65
680—699	96	65,936,124	10.33
700—719	178	112,789,709	17.66
720—739	165	106,340,812	16.65
740—759	183	121,874,370	19.08
760—779	183	117,391,018	18.38
780—799	134	86,838,634	13.60
800 >=	32	19,939,131	3.12
Total	985	$638,600,348	100.00%

DOCUMENTATION	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Reduced Doc	736	$484,155,841	75.82%
Full Doc	249	154,444,507	24.18
Total	985	$638,600,348	100.00%

IO FLAG	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Yes	934	$610,878,178	95.66%
No	51	27,722,170	4.34
Total	985	$638,600,348	100.00%

OCCUPANCY	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Owner Occupied	929	$606,876,961	95.03%
Second Home	56	31,723,387	4.97
Total	985	$638,600,348	100.00%

PROPERTY TYPE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Condo	126	$72,274,718	11.32%
Co-op	5	2,066,000	0.32
Single Family	853	563,609,630	88.26
Townhouse	1	650,000	0.10
Total	985	$638,600,348	100.00%

PURPOSE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Purchase	361	$227,488,952	35.62%
Refi—Cash Out	379	249,626,437	39.09
Refi—No Cash Out	245	161,484,959	25.29
Total	985	$638,600,348	100.00%

INDEX	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
1 Year CMT	771	$506,558,374	79.32%
1 Yr LIBOR	214	132,041,974	20.68
Total	985	$638,600,348	100.00%

PREPAY TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
0	972	$628,301,248	98.39%
12	5	4,591,750	0.72
36	8	5,707,350	0.89
Total	985	$638,600,348	100.00%

STATE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
AL	1	$584,000	0.09%
AR	1	600,000	0.09
AZ	21	14,014,258	2.19
CA	649	419,582,423	65.70
CO	8	4,212,350	0.66
CT	45	33,894,550	5.31
DC	2	999,100	0.16
DE	2	919,920	0.14
FL	30	17,753,482	2.78
GA	4	2,709,604	0.42
IL	21	11,759,988	1.84
IN	1	667,425	0.10
KY	1	385,350	0.06
MA	22	14,397,199	2.25
MD	10	5,834,770	0.91
MI	5	3,376,075	0.53
MN	2	2,335,000	0.37
MO	2	796,200	0.12
MT	2	926,800	0.15
NC	1	641,000	0.10
NJ	15	9,336,710	1.46
NV	10	6,110,120	0.96
NY	43	33,519,580	5.25
OH	1	418,750	0.07
OR	8	4,013,132	0.63
PA	5	2,933,670	0.46
SC	3	1,514,169	0.24
TN	1	380,000	0.06
TX	1	486,000	0.08
UT	5	2,678,600	0.42
VA	14	9,989,613	1.56
WA	48	30,030,510	4.70
WY	1	800,000	0.13
Total	985	$638,600,348	100.00%